EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Floyd L. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Petron Energy II, Inc. on Form 10-K for the fiscal year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Petron Energy II, Inc.

Date: January 7, 2013	By: /s/ Floyd L. Smith
Floyd L. Smith,
Chief Executive Officer (Principal Executive Officer)
and Principal Accounting Officer (Principal Financial Officer)

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